Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of ____________, 2021 by and among Authentic Brands Group Inc., a Delaware corporation (the “Corporation”), and each Person identified on the Schedule of Holders attached hereto as of the date hereof (such Persons, collectively, the “Original Equity Owner Parties”).

RECITALS

WHEREAS, the Corporation is contemplating an offer and sale of its shares of Class A common stock, par value $0.001 per share (the “Class A Common Stock” and such shares, the “Shares”), to the public in an underwritten initial public offering (the “IPO”);

WHEREAS, the Corporation desires to use a portion of the net proceeds from the IPO to purchase Common Units (as defined below) of Authentic Brands Group LLC, a Delaware limited liability company (the “Company”), and the Company desires to issue Common Units to the Corporation, in each case pursuant to that certain Common Unit Subscription Agreement, dated as of the Effective Date (as defined below), by and between the Corporation and the Company, in exchange for such portion of the net proceeds from the IPO;

WHEREAS, immediately prior to or simultaneously with the purchase by the Corporation of the Common Units, the Corporation, the Company and the Original Equity Owner Parties (other than Salter Holdings LLC) and certain other parties will enter into that certain Seventh Amended and Restated Limited Liability Company Agreement of the Company (such agreement, as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “LLC Agreement”);

WHEREAS, in connection with the closing of the IPO, among other things, (i) the Corporation will become the sole managing member of the Company, (ii) under the LLC Agreement, the Original Units (as defined in the LLC Agreement), other than Class K Common Units and Class L Common Units of the Company, held by the Original Equity Owner Parties and the other equity owners in the Company prior to such time will be converted into Common Units (as defined in the LLC Agreement, the “Common Units”) as part of the Recapitalization (as defined in the LLC Agreement), (iii) Salter Holdings LLC will exchange all of its Units and shares of ABG Spyder, Inc. for shares of the Corporation’s Class A Common Stock and Class B Common Stock (each, as defined below) that are convertible into shares of Class A Common Stock, (iv) each Original Equity Owner Party (other than Salter Holdings LLC) and certain other equity owners in the Company will become non-managing members of the Company, but otherwise continue to hold Units in the Company (such persons, collectively, the “Continuing Equity Owners”), and (v) in consideration of the Corporation acquiring the Common Units and becoming the managing member of the Company and for other good consideration, the Company has provided the Continuing Equity Owners with a redemption right pursuant to which the Continuing Equity Owners can redeem their Units for, at the Corporation’s option, shares of Class A Common Stock or cash on the terms set forth in the LLC Agreement; and

WHEREAS, in connection with the IPO and the transactions described above, the Corporation has agreed to grant to the Holders (as defined below) certain rights with respect to the registration of the Registrable Securities (as defined below) on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1.                Definitions. For purposes of this Agreement, the following terms shall have the meanings specified in this Section 1:

“10b5-1 Plan” has the meaning set forth in Section 12.

“Acquired Common” has the meaning set forth in Section 15.

“Additional Holder” has the meaning set forth in Section 15, and shall be deemed to include each such Person’s Affiliates, immediate family members, heirs, successors and assigns who may succeed to such Person as a Holder hereunder.

“Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, such Person. For the avoidance of doubt, no Management Holder shall be deemed an Affiliate of an LGP Holder, any LTPC Holder or the GA Holder and in no event shall any LGP Holder, any LTPC Holder or the GA Holder be deemed an Affiliate of a Management Holder.

“Agreement” has the meaning set forth in the recitals.

“Automatic Shelf Registration Statement” has the meaning set forth in Section 4.

“Board” means the Board of Directors of the Corporation.

“Brookfield Holder” means, collectively, (i) BPY US ABG 2 LLC, (ii) BPY Bermuda ABG 2 LLC and (iii) such other Affiliates of the Brookfield Holder as may hold Capital Stock of the Corporation from time to time.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City are authorized or permitted by law or executive order to remain closed.

“Cause” with respect to any Management Holder has the meaning ascribed to such term in the Employment Agreement of such Management Holder or, if no such Employment Agreement exists or “Cause” is not defined therein, means, such Management Holder has engaged in any of the following: (i) a material breach of any covenant or condition under any applicable Employment Agreement, any award agreement with the Corporation or any of its Affiliates, this Agreement, the LLC Agreement or the operating agreement of any management holding company or similar entity through which the Management Holder holds Common Units, in each case which is not remedied within 30 days after receipt of written notice from the Company specifying such breach; (ii) any act constituting dishonesty, fraud, immoral or disreputable conduct that has a material adverse impact on the Corporation’s business or reputation; (iii) the commission at any time of any act or omission that results in, or may reasonably be expected to result in, a conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony or crime involving fraud or dishonesty; (iv) violation of any policy of the Corporation or any of its Affiliates or any act of misconduct that has a material adverse impact on the Corporation’s business or reputation; (v) refusal to follow or implement a clear, reasonable and legal directive of the Corporation or any of its Affiliates which is not remedied within 30 days after receipt of written notice from the Company specifying such refusal; or (vi) breach of fiduciary duty.

“Capital Stock” means (i) with respect to any Person that is a corporation, any and all shares, interests or equivalents in capital stock of such corporation (whether voting or nonvoting and whether common or preferred), (ii) with respect to any Person that is not a corporation, individual or governmental entity, any and all partnership, membership, limited liability company or other equity interests of such Person that confer on the holder thereof the right to receive a share of the profits and losses of, or the distribution of assets of the issuing Person, and (iii) any and all warrants, rights (including conversion and exchange rights) and options to purchase any security described in the clause (i) or (ii) above.

“Class A Common Stock” has the meaning set forth in the recitals.

“Class B Common Stock” means the Corporation’s Class B common stock, par value $0.001 per share.

“Class C Common Stock” means the Corporation’s Class C common stock, par value $0.001 per share.

“Commission” means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Common Units” has the meaning set forth in the recitals.

“Company” has the meaning set forth in the recitals.

“Continuing Equity Owners” has the meaning set forth in the recitals.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. For the avoidance of doubt, a natural person cannot be “controlled by” another Person.

“Coordination Parties” means the Demand Eligible Holders and the Lion Holder, the Simon Holder, the Brookfield Holder, the Jasper Holders, Salter Holdings LLC, the Management Holders and each of their respective Permitted Transferees; provided, that a Management Holder shall cease to be a Coordination Party once his or her employment by the Corporation or any Affiliate thereof has been terminated by the Corporation or any of its Affiliates without Cause or, if applicable to the Management Holder, by such Management Holder for Good Reason.

“Coordination Period” has the meaning set forth in Section 12.

“Coordination Period Transfer” has the meaning set forth in Section 12.

“Coordination Notice” has the meaning set forth in Section 12.

“Corporation” has the meaning set forth in the recitals.

“Corporation Securities” means Other Securities sought to be included in a registration for the Corporation’s account.

“Demand” has the meaning set forth in Section 2.

“Demand Eligible Holder” means (i) any LTPC Holder, (ii) any LGP Holder or (iii) the GA Holder.

“Demand Initiating Holder” has the meaning set forth in Section 2.

“Demand Registration” has the meaning set forth in Section 2.

“Effective Date” means __________, 2021.

“Employment Agreement” of a Management Holder means any employment, severance or similar written agreement in effect between the Corporation or any Affiliate thereof and such Management Holder.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and any applicable rules and regulations promulgated thereunder, and any successor to such statute, rules or regulations.

“FINRA” means the Financial Industry Regulatory Authority.

“GA Holder” means, collectively, (i) General Atlantic (AB) Collections, L.P. and (ii) such other Affiliates of General Atlantic LLC as may hold Capital Stock of the Corporation from time to time.

“Good Reason” with respect to any Management Holder has the meaning ascribed to such term in the Employment Agreement of such Management Holder and, if a Management Holder is not party to an Employment Agreement or “Good Reason” is not defined in his or her Employment Agreement, no termination of employment by such Management Holder shall constitute a termination for Good Reason.

“HMR Holder” means HMR Aero IpCo, LLC, a Delaware limited liability company.

“Holder” means any Person that is a party to this Agreement from time to time, as set forth on the signature pages hereto.

“IPO” has the meaning set forth in the recitals.

“Jasper Holders” shall mean Jasper Ridge Diversified, L.P., a Delaware limited partnership, Terrebonne Investments, L.P., a Delaware limited partnership, JRP Professionals SPV, L.P. Series M (ABG), a Delaware series limited partnership, JRP ABG Aggregator, L.P., a Delaware limited partnership, and JRP ABG Investors, L.P., a Delaware limited partnership.

“Joinder” has the meaning set forth in Section 15.

“LLC Agreement” has the meaning set forth in the recitals.

“LGP Holders” shall mean Green Equity Investors CF, L.P., a Delaware limited partnership, GEI VIII ABG Aggregator LLC, a Delaware limited liability company, LGP License LLC, a Delaware limited liability company, and LGP License II LLC, a Delaware limited liability company.

“Lion Holder” means, collectively, Lion/Simba Holdings, Inc. and such other Affiliates of Lion/Simba Holdings, Inc. as may hold Capital Stock of the Corporation from time to time.

“LTPC Holders” shall mean, collectively, BL Orion III (A) LP, a Delaware limited partnership, BL Lepus LP, a Delaware limited partnership, and such other Affiliates of BlackRock Financial Management, Inc.’s Long Term Private Capital Group as may hold Capital Stock of the Corporation from time to time.

“Management Equity Holdco” means ABG Management Equity Holdco LLC, a Delaware limited liability company, and ABG Executive Equity Holdco LLC, a Delaware limited liability company.

“Management Holder Demand” has the meaning set forth in Section 2.

“Management Holder Demand Registration” has the meaning set forth in Section 2.

“Management Holders” shall mean each of Salter Holdings LLC, Jamie Salter, Nicholas Woodhouse, Corey Salter, Clarke 2008 Family Trust, PLC14221, LLC, Jay Dubiner, Natasha Fishman, Martin Jeffrey Branman, Martin Jeffrey Branman irrevocable Trust for Matthew Branman, Marc Rosen, Adam Kronengold and Jarrod Weber for so long as each owns any Capital Stock of the Corporation.

“MNPI” means material non-public information within the meaning of Regulation FD promulgated under the Exchange Act.

“Notified Investor” has the meaning set forth in Section 12.

“Notifying Investor” has the meaning set forth in Section 12.

“Opt-Out Request” has the meaning set forth in Section 17.

“Original Equity Owner Parties” has the meaning set forth in the recitals, and shall be deemed to include their respective Affiliates, immediate family members, heirs, successors and assigns who may succeed to such Person as a Holder hereunder.

“Other Securities” means securities of the Corporation sought to be included in a registration other than Registrable Securities.

“Permitted Transferee” shall have the meaning set forth in the LLC Agreement.

“Person” means an individual or any corporation, partnership, limited liability company, trust, unincorporated organization, association, joint venture or any other organization or entity, whether or not a legal entity.

“Piggyback Notice” has the meaning set forth in Section 3.

“Pledge Transaction” means (i) any grant or maintenance of a bona fide lien, security interest, pledge or other similar encumbrance (each, a “Pledge”) of any Capital Stock (x) pursuant to a customary margin loan or (y) that is in effect on the date hereof and/or (ii) any transfer of Capital Stock upon the exercise of remedies in respect of any such Pledge.

“Policies” has the meaning set forth in Section 17.

“Pro Rata Portion” means, with respect to any Holder, the aggregate number of Registrable Securities to be Transferred, multiplied by such Holder’s percentage ownership of Registrable Securities held by all Holders immediately prior to the time such Transfer is proposed to be made; provided, however, that in any Rule 144 Transfer, the Registrable Securities to be Transferred shall be deemed to be the maximum aggregate number of Registrable Securities held by the Holders that are then permitted to be sold by the Holders as a group in accordance with Rule 144.

“Public Offering” means any sale or distribution to the public of Capital Stock of the Corporation pursuant to an offering registered under the Securities Act, whether by the Corporation, by Holders and/or by any other holders of the Corporation’s Capital Stock.

“Registrable Securities” means all shares of Class A Common Stock owned, directly or indirectly, by Holders from time to time. As to any particular shares of Class A Common Stock owned by any Holder, such securities shall cease to be Registrable Securities on the date such securities (a) have been sold or distributed pursuant to a Public Offering, (b) have been sold in compliance with Rule 144 following the consummation of the IPO or (c) have been repurchased by the Corporation or a Subsidiary of the Corporation. In addition, shares of Class A Common Stock held by any Holder shall cease to be Registrable Securities at such time as such Holder is able to dispose of all of its Registrable Securities pursuant to Rule 144 in a single transaction without volume limitation or other restrictions on transfer thereunder. For purposes of this Agreement, a Person shall be deemed to be a Holder, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire, directly or indirectly, such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder. For the avoidance of doubt, under no circumstances shall the Corporation be obligated to register Units or shares of Class B Common Stock or Class C Common Stock, and only shares of Class A Common Stock issuable upon redemption or exchange of Units or upon conversion of Class B Common Stock will be registered.

“Registration Expenses” means any and all expenses incident to performance of or compliance with any registration of securities pursuant to this Agreement, including, without limitation, (i) the fees, disbursements and expenses of the Corporation’s counsel and accountants; (ii) all expenses, including filing fees, in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to any underwriters and dealers; (iii) the cost of printing or producing any underwriting agreements and blue sky or legal investment memoranda and any other documents in connection with the offering, sale or delivery of the securities to be disposed of; (iv) all expenses in connection with the qualification of the securities to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters and the Selling Holders in connection with such qualification and in connection with any blue sky and legal investment surveys; (v) the filing fees incident to securing any required review by FINRA of the terms of the sale of the securities to be disposed of; (vi) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering; (vii) all security engraving and security printing expenses; (viii) all fees and expenses payable in connection with the listing of the securities on any securities exchange or automated interdealer quotation system or the rating of such securities; (ix) all expenses with respect to road shows that the Corporation is obligated to pay pursuant to Section 7(p); (x) the reasonable fees and expenses of one counsel for the Holders incurred in connection with any registration hereunder, such counsel to be selected by the two Selling Holders who have requested the largest number of Registrable Securities to be included in the registration unless such registration is a Demand Registration, in which case the Demand Initiating Holder shall have the right to select such counsel; provided, that, in each case, the selection of such counsel shall be reasonably satisfactory to the Corporation; and (xi) any other fees and disbursements of underwriters customarily paid by the sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any (which underwriting discounts and commissions and transfer taxes shall be borne by each participant in a particular offering and, if selling securities in such offering, the Corporation, pro rata in accordance with the total amount of securities sold in such offering by each such Person in accordance with Section 6).

“Representatives” has the meaning set forth in Section 17.

“Rule 144,” “Rule 145,” “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the Commission, as the same shall be amended from time to time, or any successor rule then in force.

“Rule 144 Transfer” means any transfer conducted in accordance with Rule 144.

“Schedule of Holders” means the schedule attached to this Agreement entitled “Schedule of Holders,” which shall reflect each Holder from time to time party to this Agreement.

“Securities Act” means the U.S. Securities Act of 1933, as amended from time to time, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

“Selling Holders” means, with respect to any registration statement, any Holder whose Registrable Securities are included therein.

“Shares” has the meaning set forth in the recitals.

“Shelf Registration Statement” has the meaning set forth in Section 4.

“Shelf Underwriting Notice” has the meaning set forth in Section 4.

“Shelf Underwritten Offering” means an underwritten offering of Registrable Securities by a Holder pursuant to a take-down from a Shelf Registration Statement in accordance with Section 4(e).

“Simon Holder” means, collectively, SPG-ABG Investor, LLC, an Indiana limited liability company, Simon Blackjack IpCo Holdings, LLC, a Delaware limited liability company, Simon Blackjack Consolidated Holdings LLC, a Delaware limited liability company, Simon BB IpCo Holdings, LLC, a Delaware limited liability company, Simon Strategic Services, LLC, a Delaware limited liability company, and such other Affiliates of Simon Property Group, L.P. as may hold Capital Stock of the Corporation from time to time.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or business entity of which (a) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (b) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of the voting interests thereof are at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, references to a “Subsidiary” of the Corporation shall be given effect only at such times that the Corporation has one or more Subsidiaries, and, unless otherwise indicated, the term “Subsidiary” refers to a Subsidiary of the Corporation.

“Transfer” shall mean any direct or indirect transfer, sale, synthetic sale, grant of a participation in or reference under a derivatives contract or any other arrangement, pledge, conveyance, bequest, hypothecation, encumbrance, assignment or other disposition of any assets or securities (whether voluntarily, involuntarily, in whole or in part, by operation of law or otherwise); provided that no Transfer of an interest in any Holder or any of its Affiliates that is both (a) a private equity or similar investment fund and (b) part of a transfer of interests of general or limited partners of such Holder or Affiliate of such Holder shall constitute a Transfer for purposes of this Agreement. The terms “Transferring” and “Transferred” when used as verbs shall have their correlative meanings.

“Units” shall have the meaning set forth in the LLC Agreement.

“WKSI” means a “well-known seasoned issuer” as defined under Rule 405.

Section 2.                Demand Rights.

(a)               Demand Rights. Subject to the terms and conditions of this Agreement (including Sections 2(b) and 12), upon written notice by a Demand Eligible Holder (each, a “Demand” and such Demand Eligible Holder, a “Demand Initiating Holder”) requesting that the Corporation effect the registration (a “Demand Registration”) under the Securities Act of any or all of the Registrable Securities held by such Demand Initiating Holder, which Demand shall specify the number and type of such Registrable Securities to be registered and the intended method or methods of disposition of such Registrable Securities, the Corporation shall use its best efforts to effect the registration under the Securities Act and applicable state securities laws of such Registrable Securities for disposition in accordance with the intended method or methods of disposition stated in such Demand. Notwithstanding the foregoing the Corporation shall not have an obligation to effect a Demand Registration unless such Demand relates to at least the lesser of (i) 10% of the outstanding shares of Class A Common Stock or (ii) Registrable Securities having an expected market value of at least $50,000,000.

(b)               Limitations on Demand Rights. The LTPC Holders shall have the right to make five (5) Demands, including with respect to a request for the filing of a Shelf Registration Statement, provided that not more than one (1) Demand may be made in any six (6) month period. The LGP Holders shall have the right to make three (3) Demands, including with respect to a request for the filing of a Shelf Registration Statement, provided that not more than one (1) Demand may be made in any six (6) month period. The GA Holder shall have the right to make five (5) Demands, including with respect to a request for the filing of a Shelf Registration Statement, provided that not more than one (1) Demand may be made in any six (6) month period. In the event that the Lion Holder, Simon Holder or their respective Permitted Transferees, if applicable, have not been provided with an opportunity to Transfer at least twenty-five percent (25%) of their Registrable Securities pursuant to this Agreement, including in connection with an exercise of their rights under Sections 3, 4 and 12, prior to the twelve (12) month anniversary of the consummation of the IPO, the Lion Holder and the Simon Holder (or their respective Permitted Transferees, if applicable), will each be entitled to initiate one Demand, including with respect to a request for the filing of a Shelf Registration Statement, at any time from and after such twelve month anniversary; in such event, references to the Demand Eligible Holders in this Section 2 and in Section 4 shall be deemed to include the Lion Holder, Simon Holder and their Permitted Transferees, as appropriate.

(c)               Assignment. In connection with the Transfer of Registrable Securities by a Holder to a Permitted Transferee, such Holder, as applicable, may assign (subject to such limitations or qualifications as are set forth in the LLC Agreement and such additional limitations or qualifications as the Board may determine) (x) the right to exercise any number of Demands pursuant to Section 2(a) and (y) the right to participate in any registration pursuant to the terms of Section 3. In the event of any such assignment, references to the Holder in this Section 2 and in Section 4(a) shall be deemed to refer to the Permitted Transferee. The applicable Holder shall give prompt written notice of any such assignment to the Corporation and the Management Holders.

(d)               Management Holder Demand Rights. Subject to the terms and conditions of this Agreement, upon written notice delivered by Management Holders holding an aggregate number of Registrable Securities equal to more than twenty-five percent (25%) of the number of Registrable Securities held by the Management Holders on the date of such notice (a “Management Holder Demand”) requesting that the Corporation effect the registration (a “Management Holder Demand Registration”) under the Securities Act of any or all of the Registrable Securities held by the Management Holders, which Management Holder Demand shall specify the number and type of such Registrable Securities to be registered and the intended method or methods of disposition of such Registrable Securities, the Corporation shall use its best efforts to effect the registration under the Securities Act and applicable state securities laws of such Registrable Securities for disposition in accordance with the intended method or methods of disposition stated in such Management Holder Demand. Management Holders may make not more than two (2) Management Holder Demands in the aggregate, provided that not more than one (1) Management Holder Demand may be made in any six (6) month period. In connection with the Transfer of Registrable Securities to a Permitted Transferee, a Management Holder may assign (subject to such limitations or qualifications as are set forth in the LLC Agreement) (x) the right to participate in the exercise of a Management Holder Demand pursuant to this Section 2(d) and (y) the right to participate in any registration pursuant to the terms of Section 3. In the event of any such assignment, references to a Management Holder in this Agreement shall be deemed to refer to the Permitted Transferee, as appropriate. The Management Holder shall give prompt written notice of any such assignment to the Corporation. Any Management Equity Holdco may assign all or any portion of its registration rights to its members.

(e)               Company Blackout Rights. With respect to any registration statement filed, or to be filed, pursuant to this Section 2, if (i) the Corporation determines in good faith that such registration would cause the Corporation to disclose material non-public information which disclosure (x) would be required to be made in any registration statement so that such registration statement would not be materially misleading, (y) would not be required to be made at such time but for the filing or effectiveness of such registration statement and (z) would be materially detrimental to the Corporation or would materially interfere with any material financing, licensing arrangement, acquisition, corporate reorganization or merger involving the Corporation and any of its Subsidiaries and that, as a result of such potential disclosure or interference, (ii) in the reasonable opinion of the Board, it is in the best interests of the Corporation to defer the filing or effectiveness of such registration statement at such time, and (iii) the Corporation promptly furnishes to the Demand Initiating Holder a certificate signed by the chief executive officer of the Corporation to that effect, then the Corporation shall have the right to defer such filing or defer or suspend such effectiveness for the period necessary, as determined by the Board in good faith, provided, that such deferral, together with any other deferral or suspension of the Corporation’s obligations under this Section 2 or Section 4, shall not be effected for a period of more than ninety (90) days, in the aggregate, for all such deferrals or suspensions over any twelve-month period unless the Holders holding at least 85% of the Registrable Securities approve such additional suspension. The Corporation shall promptly notify the Selling Holders of the expiration of any period during which it exercised its rights under this Section 2(e). The Corporation agrees that, in the event it exercises its rights under this Section 2(e), it shall, as promptly as practicable following the expiration of the applicable deferral period, file or update and use its best efforts to cause the effectiveness of, as applicable, the applicable deferred registration statement.

(f)                Fulfillment of Registration Obligations. Notwithstanding any other provision of this Agreement, a registration requested pursuant to this Section 2 shall not be deemed to have been effected (i) unless it has become effective, (ii) if after it has become effective such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, other than, in the case of a Demand Registration by a particular Demand Initiating Holder, a misrepresentation or an omission by such Demand Initiating Holder or another reason attributable to such Demand Initiating Holder and, as a result thereof, the Registrable Securities requested to be registered cannot be completely distributed in accordance with the plan of distribution set forth in the related registration statement; provided, that if such registration is a shelf registration pursuant to Section 4, such registration shall be deemed to have been effected if such registration statement remains effective for the period specified in Section 4, (iii) if not a shelf registration and the registration does not contemplate an underwritten offering, if it does not remain effective for at least one hundred eighty (180) days (or such shorter period as will terminate when all securities covered by such registration statement have been sold or withdrawn); or if not a shelf registration and such registration statement contemplates an underwritten offering, if it does not remain effective for at least one hundred eighty (180) days plus such longer period as, in the opinion of counsel for the underwriter or underwriters, a prospectus is required by law to be delivered in connection with the sale of Registrable Securities by an underwriter or dealer or (iv) in the event of an underwritten offering, if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied or waived other than by reasons in the case of a Demand Registration of a particular Demand Initiating Holder, attributable to such Demand Initiating Holder. For the avoidance of doubt, if a Demand Registration is not so effected, the applicable demand for such registration shall not constitute a Demand for purposes of the limitation on the number of Demands by each Demand Initiating Holder.

(g)               Other Limitations. The Corporation shall have no obligation to effect a Demand Registration or a Management Holder Demand Registration requesting the filing of a registration statement with the Commission (i) if a Shelf Registration Statement is then effective covering the Registrable Securities that are the subject of the applicable Demand Registration or Management Holder Demand Registration or (ii) if the Corporation gives notice to the Holders that it proposes to register equity securities for its own account, during the period (x) commencing on the date the Corporation gives such notice to the Holders (which date may not be more than sixty (60) days prior to the date on which the Corporation reasonably anticipates that the applicable registration statement will be filed with the Commission) and (y) ending on the earlier to occur of (1) one hundred eighty (180) days after the applicable registration statement filed by the Corporation becomes effective and (2) the date on which the Corporation is released from any underwriter’s “lockup” agreement entered into in connection with such sale of equity securities for the Corporation’s own account.

Section 3.                Piggyback Registration Rights.

(a)               Notice and Exercise of Rights. If the Corporation at any time proposes or is required to register any of its Class A Common Stock or other equity securities under the Securities Act (including pursuant to Section 2 hereof), whether or not for sale for its own account, in a manner and in a form that would permit registration of Registrable Securities for sale for cash to the public under the Securities Act, subject to the last sentence of this Section 3(a), it shall at each such time give prompt written notice (in any event, at least five (5) days before the filing of a registration statement in connection with such registration) (the “Piggyback Notice”) to each Holder of its intention to do so. Upon the written request of any Holder made as soon as practicable after receipt of the Piggyback Notice by such Holder, but in no event later than 5:00 pm, New York City time, on the second trading day prior to (x) if applicable, the date on which the preliminary prospectus intended to be used in connection with pre-effective marketing efforts for the relevant offering is expected to be finalized, and (y) in any case, the date on which the pricing of the relevant offering is expected to occur (which request shall specify the number of Registrable Securities intended to be disposed of), subject to the other provisions of this Agreement, the Corporation shall effect, in connection with the registration of such Class A Common Stock or other equity securities, the registration under the Securities Act of all Registrable Securities (of the same type of equity securities as is proposed to be registered) that the Corporation has been so requested to register. Notwithstanding anything to the contrary contained in this Section 3, the Corporation shall not be required to effect any registration of Registrable Securities under this Section 3 incidental to the registration of any of its securities on Forms S-4 or S-8 (or any similar or successor form providing for the registration of securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock option or other executive or employee benefit or compensation plans) or any other form that would not be available for registration of Registrable Securities.

(b)               Determination Not to Effect Registration. If at any time after giving such Piggyback Notice and prior to the effective date of the registration statement filed in connection with such registration the Corporation shall determine for any reason (including the withdrawal by any Holder exercising a Demand or a Management Holder Demand) not to register the securities originally intended to be included in such registration, the Corporation may, at its election, give written notice of such determination to the Selling Holders and thereupon the Corporation shall be relieved of its obligation to register such Registrable Securities in connection with the registration of securities originally intended to be included in such registration, without prejudice, however, to the right of any Holder (to the extent applicable) immediately to request that such registration be effected as a registration under Section 2 (including a shelf registration under Section 4) to the extent permitted thereunder.

(c)               Cutbacks in Corporation Offering. If the registration referred to in the first sentence of Section 3(a) is to be an underwritten registration on behalf of the Corporation, and the lead underwriter or managing underwriter advises the Corporation in writing (with a copy to each Person participating in such registration) that, in such firm’s good faith view, the number of Other Securities and Registrable Securities requested to be included in such registration exceeds the number which can be sold in such offering without being likely to have a significant adverse effect upon the price, timing or distribution of the offering and sale of the Other Securities and Registrable Securities then contemplated, the Corporation shall include in such registration:

(i)              first, all Corporation Securities; and

(ii)             second, Registrable Securities and Other Securities that are requested to be included in such registration pursuant to this Section 3 and the terms of any other registration rights agreement to which the Corporation is a party that can be sold without having the adverse effect referred to above, pro rata on the basis of the relative number of such Registrable Securities and Other Securities owned by the Persons seeking such registration.

(d)               Cutbacks in Other Offerings. If the registration referred to in the first sentence of Section 3(a) is to be an underwritten registration other than on behalf of the Corporation, and the lead underwriter or managing underwriter advises the Persons participating in such registration (with a copy to the Corporation) that, in such firm’s good faith view, the number of Registrable Securities and Other Securities requested to be included in such registration exceeds the number which can be sold in such offering without being likely to have a significant adverse effect upon the price, timing or distribution of the offering and sale of the Registrable Securities and Other Securities then contemplated, the Corporation shall include in such registration Registrable Securities and Other Securities (other than Corporation Securities) that are requested to be included in such registration pursuant to Section 2 or Section 3 of this Agreement that can be sold without having the adverse effect referred to above, pro rata on the basis of the relative number of such Registrable Securities and Other Securities owned by the Persons seeking such registration.

Section 4.                Shelf Registration.

(a)               General; Duration. Following the IPO, the Demand Eligible Holders and the Management Holders shall have the right at any time, and from time to time, to request, in connection with the delivery of a Demand or a Management Holder Demand in accordance with Section 2 (subject to the limitations set forth therein), that the Corporation prepare and file with the Commission a “shelf” registration statement (the “Shelf Registration Statement”) on the appropriate form (including Forms S-1 and S-3, as applicable) for an offering to be made, covering the Registrable Securities requested to be included therein, on a continuous or delayed basis pursuant to Rule 415 in the manner or manners designated by the Demand Eligible Holders or the Management Holders (including, without limitation, one or more underwritten offerings). If at the time of such request the Corporation is a WKSI (or will become one by the time of the filing of such Shelf Registration Statement with the SEC), such Shelf Registration Statement may, at the request of such Demand Eligible Holders or Management Holders, be an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “Automatic Shelf Registration Statement”) that covers an unspecified number of shares of Class A Common Stock to be sold by the Corporation and the Holders. Subject to Section 7(b), the Corporation shall use its best efforts to have the Shelf Registration Statement become effective as soon as practicable and to keep such Shelf Registration Statement continuously effective and free of material misstatements or omissions (including the preparation and filing of any amendments and supplements necessary for that purpose) until the date on which the Demand Eligible Holders or the Management Holders (as applicable) and all other Holders have consummated the sale of all Registrable Securities registered under the Shelf Registration Statement.

(b)               Corporation Blackout Rights.

(i)              Prior to Effectiveness. With respect to any Shelf Registration Statement filed, or to be filed, pursuant to this Section 4, if (x) the Corporation determines in good faith that such registration would cause the Corporation to disclose material non-public information which disclosure (i) would be required to be made in any registration statement so that such registration statement would not be materially misleading, (ii) would not be required to be made at such time but for the filing or effectiveness of such registration statement, and (iii) would be materially detrimental to the Corporation or would materially interfere with any material financing, licensing arrangement, acquisition, corporate reorganization or merger involving the Corporation and any of its Subsidiaries and that, as a result of such potential disclosure or interference, (y) in the reasonable opinion of the Board, it is in the best interests of the Corporation to defer the filing or effectiveness of such Shelf Registration Statement at such time, and (z) the Corporation promptly furnishes to the Demand Eligible Holders or the Management Holders (as applicable) and any other Selling Holders participating in such registration a certificate signed by the chief executive officer of the Corporation to that effect, then the Corporation shall have the right to defer such filing or effectiveness, provided, that such deferral, together with any other deferral or suspension of its obligations under Section 2 or this Section 4, shall not be effected for a period of more than ninety (90) days, in the aggregate, for all such deferrals or suspensions over any twelve-month period unless the Holders holding at least 85% of the Registrable Securities approve such additional suspension. The Corporation shall promptly notify the Selling Holders of the expiration of any period during which it exercised its rights under this Section 4(b)(i). The Corporation agrees that, in the event it exercises its rights under this Section 4(b)(i), it shall, as promptly as practicable following expiration of the applicable deferral period, file or update and use its best efforts to cause the effectiveness of, as applicable, the applicable deferred Shelf Registration Statement.

(ii)             Following Effectiveness. Following effectiveness of any Shelf Registration Statement pursuant to this Section 4, if (x) the Corporation determines in good faith that the availability of the Shelf Registration Statement for use would cause the Corporation to disclose material non-public information which disclosure (i) would be required to be made in any registration statement so that such registration statement would not be materially misleading, (ii) would not be required to be made at such time but for the continued use of such registration statement, and (iii) would be materially detrimental to the Corporation or would materially interfere with any material financing, licensing arrangement, acquisition, corporate reorganization or merger involving the Corporation and any of its Subsidiaries and that, as a result of such potential disclosure or interference, (y) in the reasonable opinion of the Board, it is in the best interests of the Corporation to suspend the use of such Shelf Registration Statement at such time, and (z) the Corporation promptly furnishes to the Demand Eligible Holders or the Management Holders (as applicable) and each other Selling Holder participating in such Shelf Registration Statement a certificate signed by the chief executive officer of the Corporation to that effect, then the Corporation shall have the right to suspend the use of such Shelf Registration Statement, provided, that such suspension, together with any other suspension or deferral of its obligations under Section 2 or this Section 4, shall not be effected for a period of more than ninety (90) days, in the aggregate, for all such suspensions or deferrals over any twelve-month period unless the Holders holding at least 85% of the Registrable Securities approve such additional suspension. The Corporation agrees that, in the event it exercises its rights under this Section 4(b)(ii), it shall, as promptly as practicable following expiration of the applicable suspension period, update the suspended Shelf Registration Statement as may be necessary to permit the Selling Holders to resume use thereof in connection with the offer and sale of their Registrable Securities in accordance with applicable law.

(c)               Supplements and Amendments. The Corporation agrees, if necessary, to supplement or amend the Shelf Registration Statement, as required by the rules, regulations or instructions applicable to the registration form used by the Corporation for such Shelf Registration Statement or by the Securities Act or as otherwise required by this Agreement, and shall use its best efforts to have such supplements and amendments declared effective, if required, as soon as practicable after filing, subject in all cases to Section 4(b).

(d)               Fulfillment of Registration Obligations. A registration will not be deemed to have been effected pursuant to a Shelf Registration Statement unless (x) the provisions of Section 4(a) are fulfilled with respect to such Shelf Registration Statement and (y) the Shelf Registration Statement with respect thereto has remained effective for the minimum period of time required by Section 4(a).

(e)               Shelf Underwritten Offerings. At any time that a Shelf Registration Statement is effective, if a Holder delivers a notice to the Corporation (a “Shelf Underwriting Notice”) stating that it intends to effect a Shelf Underwritten Offering of all or part of its Registrable Securities included on the Shelf Registration Statement and stating the aggregate offering price and/or number of the Registrable Securities to be included in the Shelf Underwritten Offering, then the Corporation shall amend or supplement the Shelf Registration Statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Underwritten Offering (taking into account the inclusion of Registrable Securities and Other Securities by any Holders or holders of Other Securities pursuant to this Section 4(e) or the terms of any other registration rights agreement to which the Corporation may be a party). In connection with any Shelf Underwritten Offering:

(i)              the Corporation shall deliver a copy of the Shelf Underwriting Notice to all Holders as soon as practicable and permit each such Holder to include its Registrable Securities included on the Shelf Registration Statement in the Shelf Underwritten Offering if such Holder seeking to so include Registrable Securities notifies the Corporation of such request, specifying the aggregate amount of Registrable Securities to be included, as soon as practicable after receipt of the applicable Shelf Underwriting Notice, but in no event later than 5:00 pm, New York City time, on (x) if applicable, the trading day prior to the date on which the preliminary prospectus or prospectus supplement intended to be used in connection with marketing efforts for the relevant Shelf Underwritten Offering is expected to be finalized, and (y) in all cases, the trading day prior to the date on which the pricing of the relevant Shelf Underwritten Offering occurs; and

(ii)             if the lead or managing underwriter of a proposed Shelf Underwritten Offering informs in writing the applicable Holders participating in such offering (with a copy to the Corporation) that, in its good faith view, the number of securities of such class requested to be included in such offering exceeds the number which can be sold in such offering without being likely to have a significant adverse effect on the price, timing or distribution of the offering and sale of the Registrable Securities and Other Securities to be sold in such offering, then (A) the number of Registrable Securities and Other Securities which will be included in the Shelf Underwritten Offering shall only be that number which, in the good faith opinion of such lead or managing underwriter, can be included without being likely to have a significant adverse effect on the price, timing or distribution of the class of securities offered or the market for the class of securities offered or the common stock, and (B) each Holder shall be entitled to include Registrable Securities or Other Securities in the Shelf Underwritten Offering in the manner set forth in Section 3(d) with respect to allocations in a requested registration.

Section 5.              Selection of Underwriters. In the event that any registration pursuant to Section 2 or offering under a registration pursuant to Section 4 shall involve, in whole or in part, an underwritten offering, the two Selling Holders who have requested the largest number of Registrable Securities to be included in the registration, shall have the right to designate the underwriter or underwriters unless such registration or offering is a Demand Registration, in which case the Demand Initiating Holder shall have the right to designate the underwriter or underwriters; provided, that, in each case, the selection of such underwriters shall be reasonably satisfactory to the Corporation.

Section 6.               Withdrawal Rights; Expenses.

(a)             A Holder may withdraw all or any part of its Registrable Securities from any registration (including a registration effected pursuant to Section 2) by giving written notice to the Corporation of its request to withdraw at any time. In the case of a withdrawal prior to the effective date of a registration statement, any Registrable Securities so withdrawn shall be reallocated among the remaining participants in accordance with the applicable provisions of this Agreement.

(b)             Except as provided herein, the Corporation shall pay all Registration Expenses with respect to a particular offering (or proposed offering). Except as provided herein each Holder and the Corporation shall be responsible for its own fees and expenses of counsel and financial advisors and their internal administrative and similar costs, as well as their respective pro rata shares of underwriters’ commissions and discounts, which shall not constitute Registration Expenses.

Section 7.              Registration and Qualification. If and whenever the Corporation is required to effect the registration of any Registrable Securities under the Securities Act as provided in this Agreement the Corporation shall as promptly as practicable:

(a)             Registration Statement. Prepare and file a registration statement under the Securities Act relating to the Registrable Securities to be offered and use its best efforts to cause such registration statement to become effective as promptly as practicable thereafter, subject in all cases to Sections 2(e) and 4(b); furnish to the lead underwriter or underwriters, if any, and to the Holders who have requested that Registrable Securities be covered by such registration statement, prior to the filing thereof with the Commission, a copy of the registration statement, and each amendment thereof, and a copy of any prospectus, and each amendment or supplement thereto (excluding amendments caused by the filing of a report under the Exchange Act), and shall consider such comments as such Persons reasonably may on a timely basis propose;

(b)             Amendments; Supplements. Subject in all cases to Sections 2(e) and 4(b), prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be (i) reasonably requested by any Selling Holder (to the extent such request relates to information relating to such Selling Holder), or (ii) necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities until the earlier of (A) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition set forth in such registration statement and (B) if a shelf registration, the expiration of the applicable period specified in Section 4(a) and, if not a shelf registration, the applicable period specified in Section 2(f)(iii); provided, that any such required period provided for in this Section 7(b) shall be extended for such number of days (x) during any period from and including the date any written notice contemplated by paragraph (f) below is given by the Corporation until the date on which the Corporation delivers to the Selling Holders the supplement or amendment contemplated by paragraph (f) below or written notice that the use of the prospectus may be resumed, as the case may be, and (y) during which the offering of Registrable Securities pursuant to such registration statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court or by actions taken by the Corporation pursuant to Section 2(e) or 4(b); provided, further, that the Corporation will have no obligation to a Selling Holder participating on a “piggyback” basis in a registration statement that has become effective to keep such registration statement effective for a period beyond one hundred twenty (120) days from the effective date of such registration statement;

(c)             Copies. Furnish to the Selling Holders and to any underwriter of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as such Selling Holders or such underwriter may reasonably request, and upon request a copy of any and all transmittal letters or other correspondence to or received from, the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering;

(d)             Blue Sky. Use its reasonable best efforts to register or qualify all Registrable Securities covered by such registration statement under the securities or blue sky laws of such U.S. jurisdictions as any Selling Holder or any underwriter of such Registrable Securities shall request, and use its reasonable best efforts to obtain all appropriate registrations, permits and consents in connection therewith, and do any and all other acts and things which may be necessary or advisable to enable the Selling Holders or any such underwriter to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement; provided, that the Corporation shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any such jurisdiction wherein it is not so qualified or to consent to general service of process in any such jurisdiction;

(e)             Delivery of Certain Documents. (i) Furnish to each Selling Holder and to any underwriter of such Registrable Securities an opinion of counsel for the Corporation, addressed to each Selling Holder and any underwriter of such Registrable Securities and dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the effective date of the applicable registration statement) covering in customary form and scope the matters customarily covered in opinions addressed to underwriters in Public Offerings, (ii) furnish (or, in the case of a non-underwritten offering, use commercially reasonable efforts to furnish) to each Selling Holder and any underwriter of such Registrable Securities a “cold comfort” and “bring-down” letter addressed to each Selling Holder and any underwriter of such Registrable Securities and signed by the independent public accountants who have audited the financial statements of the Corporation included in such registration statement (or those of any subsidiary of the Corporation or any other entity whose financial statements are required to be included or were otherwise included in such registration statement), in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in accountants’ letters delivered to underwriters in underwritten Public Offerings of securities and (iii) cause such authorized officers of the Corporation to execute customary certificates as may be requested by any Selling Holder or any underwriter of such Registrable Securities;

(f)              Notification of Certain Events; Corrections. Promptly notify the Selling Holders and any underwriter of such Registrable Securities in writing (i) of the occurrence of any event as a result of which the registration statement or the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) of any request by the Commission or any other regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or other document relating to such offering, and (iii) if for any other reason it shall be necessary to amend or supplement such registration statement or prospectus in order to comply with the Securities Act and, in any such case as promptly as reasonably practicable thereafter, prepare and file with the Commission an amendment or supplement to such registration statement or prospectus which will correct such statement or omission or effect such compliance;

(g)             Notice of Effectiveness. Notify the Selling Holders and the lead underwriter or underwriters, if any, and (if requested) confirm such advice in writing, as promptly as reasonably practicable after notice thereof is received by the Corporation (i) when the applicable registration statement or any amendment thereto has been filed or becomes effective and when the applicable prospectus or any amendment or supplement thereto has been filed, (ii) of any written comments by the Commission, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or any order preventing or suspending the use of any preliminary or final prospectus or the initiation or threat of any proceedings for such purposes and (iv) of the receipt by the Corporation of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threat of any proceeding for such purpose;

(h)             Stop Orders. Use its best efforts to prevent the entry of, and use its best efforts to obtain as promptly as reasonably practicable the withdrawal of, any stop order with respect to the applicable registration statement or other order suspending the use of any preliminary or final prospectus;

(i)              Plan of Distribution. Promptly incorporate in a prospectus supplement or post-effective amendment to the applicable registration statement such information as the lead underwriter or underwriters, if any, and the Selling Holders holding a majority of the Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities; and, subject in all cases to Sections 2(e) and 4(b), make all required filings of such prospectus supplement or post-effective amendment as promptly as reasonably practicable after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(j)              Other Filings. Use its reasonable best efforts to cause the Registrable Securities covered by the applicable registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities; provided, that the Corporation shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any such jurisdiction wherein it is not so qualified or to consent to general service of process in any such jurisdiction;

(k)             FINRA Compliance. Cooperate with each Selling Holder and each underwriter or agent, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the FINRA;

(l)              Shelf Amendments. Upon the request of any Selling Holder, promptly amend any Shelf Registration Statement or take such other action as may be necessary to de-register, remove or withdraw all or a portion of the Selling Holder’s Registrable Securities from a Shelf Registration Statement, as requested by such Selling Holder;

(m)            Listing. Use its reasonable best efforts to cause all such Registrable Securities registered pursuant to such registration to be listed and remain on each securities exchange and automated interdealer quotation system on which identical securities issued by the Corporation are then listed;

(n)             Transfer Agent; Registrar; CUSIP Number. Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of the applicable registration statement;

(o)             Compliance; Earnings Statement. Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to each Selling Holder, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the applicable registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

(p)             Road Shows. To the extent reasonably requested by the lead or managing underwriters in connection with an underwritten offering pursuant to Section 2 (including a Shelf Underwritten Offering pursuant to Section 4), send appropriate officers of the Corporation to attend any “road shows” scheduled in connection with any such underwritten offering, with all out-of-pocket costs and expenses incurred by the Corporation or such officers in connection with such attendance to be paid by the Corporation;

(q)             Stock Certificates. Unless the relevant securities are issued in book-entry form, furnish for delivery in connection with the closing of any offering of Registrable Securities pursuant to a registration effected pursuant to this Agreement unlegended certificates representing ownership of the Registrable Securities being sold in such denominations as shall be requested by any Selling Holder or the underwriters of such Registrable Securities (it being understood that the Selling Holders will use their reasonable best efforts to arrange for delivery to The Depository Trust Company);

(r)              Automatic Shelf Filing Fee. If the Corporation does not pay the filing fee covering the Registrable Securities at the time an Automatic Shelf Registration Statement is filed, pay such fee at such time or times as the Registrable Securities are to be sold;

(s)             Renewal of Automatic Shelf Registration Statement. If an Automatic Shelf Registration Statement has been outstanding for at least three (3) years, at the end of the third year, refile a new Automatic Shelf Registration Statement covering the Registrable Securities, and, if at any time when the Corporation is required to re-evaluate its WKSI status the Corporation determines that it is not a WKSI, use its reasonable best efforts to refile the Shelf Registration Statement on Form S-3 and, if such form is not available, Form S-1 and keep such registration statement effective during the period during which such registration statement is required to be kept effective; and

(t)              Reasonable Best Efforts. Use its reasonable best efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby.

Section 8.               Underwriting; Due Diligence.

(a)             If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under this Agreement, the Corporation shall enter into an underwriting agreement with such underwriters for such offering, which agreement will contain such representations and warranties by the Corporation and such other terms and provisions as are customarily contained in underwriting agreements generally with respect to secondary distributions to the extent relevant, including, without limitation, indemnification and contribution provisions substantially to the effect and to the extent provided in Section 9, and agreements as to the provision of opinions of counsel and accountants’ letters to the effect and to the extent provided in Section 7(e). The Selling Holders on whose behalf the Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement, and the representations and warranties by, and the other agreements on the part of, the Corporation to and for the benefit of such underwriters, shall also be made to and for the benefit of such Selling Holders and the conditions precedent to the obligations of such underwriters under such underwriting agreement shall also be conditions precedent to the obligations of such Selling Holders to the extent applicable. Subject to the following sentence, such underwriting agreement shall also contain such representations and warranties by such Selling Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, when relevant. No Selling Holder shall be required in any such underwriting agreement or related documents to make any representations or warranties to or agreements with the Corporation or the underwriters other than customary representations, warranties or agreements regarding such Selling Holder’s authority, title to Registrable Securities, enforceability of the operative documents against such Holder and any written information provided by the Selling Holder to the Corporation expressly for inclusion in the related registration statement.

(b)             In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act pursuant to this Agreement, the Corporation shall make available upon reasonable notice at reasonable times and for reasonable periods for inspection by each Selling Holder, by any managing underwriter or underwriters participating in any disposition to be effected pursuant to such registration statement, and by any attorney, accountant or other agent retained by any Selling Holder or any managing underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Corporation, and cause all of the Corporation’s officers, directors and employees and the independent public accountants who have certified the Corporation’s financial statements to make themselves available to discuss the business of the Corporation and to supply all information reasonably requested by any such Selling Holders, managing underwriters, attorneys, accountants or agents in connection with such registration statement as shall be necessary to enable them to exercise their due diligence responsibility (subject to entry by each party referred to in this clause (b) into customary confidentiality agreements in a form reasonably acceptable to the Corporation);

(c)              In the case of an underwritten offering requested by a Holder pursuant to Section 2 or Section 4, the price, underwriting discount and other financial terms for the Registrable Securities of the related underwriting agreement shall be determined by the applicable Holder. In the case of any underwritten offering of securities by the Corporation pursuant to Section 3, such price, discount and other terms shall be determined by the Corporation, subject to the right of Selling Holders to withdraw their Registrable Securities from the registration pursuant to Section 6(a).

(d)             Subject to Section 8(a), no Person may participate in an underwritten offering unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled to approve such arrangements and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreement and other documents reasonably required under the terms of such underwriting arrangements.

Section 9.               Indemnification and Contribution.

(a)             Indemnification by the Corporation. In the case of each offering of Registrable Securities made pursuant to this Agreement, the Corporation agrees to indemnify and hold harmless, to the extent permitted by law, each Selling Holder, each underwriter of Registrable Securities so offered and each Person, if any, who controls (within the meaning set forth in the Securities Act) any of the foregoing Persons, the Affiliates of each of the foregoing, and the officers, directors, partners, employees and agents of each of the foregoing, against any and all losses, liabilities, costs (including reasonable attorney’s fees and disbursements), claims and damages, joint or several, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, insofar as such losses, liabilities, costs, claims and damages (or actions or proceedings in respect thereof, whether or not such indemnified Person is a party thereto) arise out of or are based upon any untrue statement by the Corporation or alleged untrue statement by the Corporation of a material fact contained in the registration statement (or in any preliminary, final or summary prospectus included therein) or in any offering memorandum or other offering document relating to the offering and sale of such Registrable Securities prepared by the Corporation or at its direction, or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or any omission by the Corporation or alleged omission by the Corporation to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that the Corporation shall not be liable to any Person in any such case (x) for amounts paid in settlement of any litigation if such settlement is effected without the consent of the Corporation, which consent shall not be unreasonably withheld, (y) to the extent that any such loss, liability, cost, claim or damage arises out of or relates to any untrue statement or alleged untrue statement, or any omission, if such statement or omission shall have been made in reliance upon and in conformity with information relating to such Person furnished in writing to the Corporation by or on behalf of such Person expressly for inclusion in the registration statement (or in any preliminary, final or summary prospectus included therein), offering memorandum or other offering document, or any amendment thereof or supplement thereto or (z) where the loss, liability, cost, claim, damage or expense resulted from the fact that the Selling Holder sold Registrable Securities to a person to whom there was not sent or given, at such time as requires under applicable law, a copy of the registration statement on which such Registrable Securities were registered and the prospectus included therein, as amended or supplemented, and the Corporation shall have previously and timely furnished sufficient copies of such registration statement or prospectus, as so amended or supplemented, to such Selling Holder in accordance with this Agreement and such registration statement or prospectus, as so amended or supplemented, would have corrected such untrue statement or omission of a material fact. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such Person, Selling Holder, or any underwriter and shall survive the transfer of such securities.

(b)             Indemnification by Selling Holders. In the case of each offering made pursuant to this Agreement, each Selling Holder, by exercising its registration rights hereunder, agrees to indemnify and hold harmless, to the extent permitted by law, the Corporation, each other Selling Holder, and each Person, if any, who controls (within the meaning set forth in the Securities Act) any of the foregoing, any Affiliate of any of the foregoing, and the officers, directors, partners, employees and agents of each of the foregoing, against any and all losses, liabilities, costs (including reasonable attorney’s fees and disbursements), claims and damages to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, insofar as such losses, liabilities, costs, claims and damages (or actions or proceedings in respect thereof, whether or not such indemnified Person is a party thereto) arise out of or are based upon any untrue statement made by such Selling Holder of a material fact contained in the registration statement (or in any preliminary, final or summary prospectus included therein) relating to the offering and sale of such Registrable Securities prepared by the Corporation or at its direction, or any amendment thereof or supplement thereto, or any omission by such Selling Holder of a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in light of the circumstances under which they were made) not misleading, but in each case only to the extent that such untrue statement of a material fact is contained in, or such material fact is omitted from, information relating to such Selling Holder furnished in writing to the Corporation by or on behalf of such Selling Holder expressly for inclusion in such registration statement (or in any preliminary, final or summary prospectus included therein), or any amendment thereof or supplement thereto; provided, however, that the foregoing indemnity shall not apply to any amounts paid in settlement of any litigation if such settlement is effected without the consent of the Selling Holder, which consent shall not be unreasonably withheld. The liability of any Selling Holder hereunder shall be several and not joint and in no event shall the liability of any Selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Selling Holder under the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)             Indemnification Procedures. Each party entitled to indemnification under this Section 9 shall give notice to the party required to provide indemnification promptly after such indemnified party has actual knowledge that a claim is to be made against the indemnified party as to which indemnity may be sought, and shall permit the indemnifying party to assume the defense of such claim or litigation resulting therefrom and any related settlement and settlement negotiations, subject to the limitations on settlement set forth below; provided, that counsel for the indemnifying party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the indemnified party (whose approval shall not unreasonably be withheld), and the indemnified party may participate in such defense at its own expense; and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 9, except to the extent the indemnifying party is actually prejudiced by such failure to give notice. Notwithstanding the foregoing, an indemnified party shall have the right to retain one (1) separate counsel (plus local counsel), with the reasonable fees and expenses of such counsel being paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel or if the indemnifying party has failed to assume the defense of such action. No indemnified party shall enter into any settlement of any litigation commenced or threatened with respect to which indemnification is or may be sought without the prior written consent of the indemnifying party (such consent not to be unreasonably withheld). No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, reasonably satisfactory to the indemnified party, from all liability in respect to such claim or litigation. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d)             Contribution. If the indemnification provided for in this Section 9 shall for any reason be unavailable (other than in accordance with its terms) to an indemnified party in respect of any loss, liability, cost, claim or damage referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, cost, claim or damage in such proportion as shall be appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other with respect to the statements or omissions which resulted in such loss, liability, cost, claim or damage as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the indemnified party on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the loss, cost, claim, damage or liability, or action in respect thereof, referred to above in this paragraph (d) shall be deemed to include, for purposes of this paragraph (d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 9(d) to the contrary, no indemnifying party (other than the Corporation) shall be required pursuant to this Section 9(d) to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses of the indemnified parties relate exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in this Section 9(d).

(e)             Indemnification/Contribution Under State Law. Indemnification and contribution similar to that specified in the preceding paragraphs of this Section 9 (with appropriate modifications) shall be given by the Corporation and the Selling Holders and underwriters with respect to any required registration or other qualification of securities under any state law or regulation or governmental authority.

(f)              Obligations Not Exclusive. The obligations of the parties under this Section 9 shall be in addition to any liability which any party may otherwise have to any other Person.

(g)             Survival. For the avoidance of doubt, the provisions of this Section 9 shall survive any termination of this Agreement.

Section 10.             Cooperation; Information by Selling Holder.

(a)             Upon the request of any Holder that wishes to effect a Pledge Transaction, the Corporation agrees to cooperate with such Holder in taking any action reasonably necessary to consummate any such Pledge Transaction, including delivery of reasonable and customary letter agreements to lenders in form and substance reasonably satisfactory to such lenders, instructing the Corporation’s transfer agent to transfer the applicable shares of Capital Stock subject to the Pledge Transaction and cooperating in diligence or other matters as may be reasonably requested by a Holder in connection with such Pledge Transaction.

(b)             It shall be a condition of each Selling Holder’s rights under this Agreement that such Selling Holder cooperate with the Corporation by entering into any undertakings and taking such other action relating to the conduct of the proposed offering which the Corporation or the underwriters may reasonably request as being necessary to insure compliance with federal and state securities laws and the rules or other requirements of FINRA or which are otherwise customary and the Corporation or the underwriters may reasonably request to effectuate the offering.

(c)             Each Selling Holder shall furnish to the Corporation such information regarding such Selling Holder and the distribution proposed by such Selling Holder as the Corporation may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement. The Corporation shall have the right to exclude from the registration any Selling Holder that does not comply with this Section 10.

(d)             At such time as an underwriting agreement with respect to a particular underwriting is entered into, the terms of any such underwriting agreement shall govern with respect to the matters set forth therein to the extent inconsistent with this Agreement; provided, however, that the indemnification provisions of such underwriting agreement as they relate to the Selling Holders are customary for registrations of the type then proposed and provide for indemnification by such Selling Holders only with respect to written information furnished by such Selling Holders.

Section 11.             Rule 144 and Rule 145. Following the IPO, the Corporation shall use its best efforts to ensure that the conditions to the availability of Rule 144 and Rule 145 set forth in paragraph (c) of Rule 144 shall be satisfied. The Corporation agrees to use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Corporation under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements. Upon the request of a Holder, for so long as such information is a necessary element of such Person’s ability to avail itself of Rule 144 or Rule 145, the Corporation will deliver to such Person (i) a written statement as to whether it has complied with such requirements and (ii) a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents so filed as such Person may reasonably request in availing itself of any rule or regulation of the Commission allowing such Person to sell any such securities without registration.

Section 12.             Coordination of Sales of Capital Stock. From the IPO until the eighteen (18) month anniversary of the consummation of the IPO (the “Coordination Period”), each of the Coordination Parties other than any Demand Eligible Holder agrees with the Corporation that it may not Transfer (including pursuant to Rule 144) any Capital Stock of the Corporation (including any Registrable Securities) unless such Transfer is (i) pursuant to the exercise of such Coordination Party’s rights under Sections 3 and 4, (ii) solely with respect to any Management Holder, (x) a sale of Class A Common Stock made pursuant to a customary written plan meeting the requirements of Rule 10b5-1 under the Exchange Act (a “10b5-1 Plan”), provided that during the Coordination Period a Management Holder may not Transfer in the aggregate more than 50% of the Capital Stock of the Corporation beneficially owned by such Management Holder as of the closing date of the IPO pursuant to 10b5-1 Plans without the prior written consent of the Corporation (which shall not be unreasonably withheld) or (y) pursuant to the exercise of the rights of the Management Holders pursuant to Section 2(d) (subject, for the avoidance of doubt, to the rights of the other Holders pursuant to Sections 3 and 4), or (iii) to its respective Permitted Transferees. Notwithstanding the foregoing, each of the Coordination Parties other than the Management Holders agrees with the Corporation that during the Coordination Period such Coordination Party may not sell (including pursuant to Rule 144) in the aggregate a percentage of the Capital Stock of the Corporation owned by it that exceeds (i) 50% of the Capital Stock of the Corporation beneficially owned by such Coordination Party as of the closing date of the IPO plus (ii) the percentage of Capital Stock of the Corporation beneficially owned by the Management Holders in the aggregate as of the closing date of the IPO that is sold pursuant to 10b5-1 Plans in accordance with the proviso in the immediately preceding sentence of this Section 12. If any Demand Eligible Holder Transfers any Capital Stock of the Corporation (including any Registrable Securities and any direct Transfers of Units) prior to the conclusion of the Coordination Period other than (i) pursuant to the exercise of its rights under Sections 2, 3 and 4, (ii) pursuant to a Pledge Transaction or (iii) to its respective Permitted Transferees (any such Transfer, a “Coordination Period Transfer”), prior to such Coordination Period Transfer, such Demand Eligible Holder (the “Notifying Investor”) shall, except as provided below, provide the other Coordination Parties and each of their respective Permitted Transferees, if applicable (the “Notified Investors”), with notice as soon as practicable (and in any event, at least two (2) days before such Coordination Period Transfer is effected) (a “Coordination Notice”) of the Notifying Investor’s intention to effect such Coordination Period Transfer. Subject to the foregoing provisions of this Section 12, each Notified Investor shall be entitled to piggyback on such Coordination Period Transfer and Transfer a number of Registrable Securities held by it equal to such Notified Investor’s Pro Rata Portion. Each Coordination Notice shall specify the earliest time at which the Notifying Investor intends to effect a Coordination Period Transfer pursuant to this Section 12. In the event that a Notified Investor agrees to forego its full Pro Rata Portion by written notice to the Notifying Investor, the other Notified Investors may increase their respective number of Registrable Securities to be Transferred, on a pro rata basis, up to the amount of such non-participating Notified Investor’s Pro Rata Portion. The obligations with respect to Transfers set forth in this Section 12 shall no longer be applicable (1) in the case of the Jasper Holders, the Brookfield Holder and their Permitted Transferees, as applicable, after the twelve (12) month anniversary of the consummation of the IPO, if the Jasper Holders, the Brookfield Holder or any of their Permitted Transferees, as applicable, have not been provided prior to such twelve month anniversary with an opportunity to Transfer any of their Registrable Securities pursuant to this Agreement, including in connection with an exercise of rights under Sections 3 and 4 and this Section 12 and (2) with respect to any Coordination Party, when such Coordination Party ceases to own, together with its respective Permitted Transferees, at least one percent (1%) of the Corporation’s outstanding Capital Stock.

Section 13.            Holdback Agreement. Each of the Corporation and each Holder (whether or not such Registrable Securities are covered by a registration statement filed pursuant to Section 2 or 3 hereof) agrees, if requested (pursuant to a timely written notice) by the managing underwriter or underwriters in an underwritten offering, not to effect any public sale or distribution of any of the Registrable Securities, including a Rule 144 Transfer (except as part of such underwritten offering), for a customary period (which period shall be the same for all Holders and shall not exceed 90 days), as reasonably determined by the managing underwriter or underwriters in consultation with the Board, after the closing date of the underwritten offering made pursuant to such registration statement. No waiver of any such agreement shall be effective with respect to any Holder unless such waiver applies uniformly to all such Holders. The foregoing provisions shall not apply to any Person if such Person is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that any such Person shall undertake not to effect any public sale or distribution of the class of securities covered by such registration statement (except as part of the underwritten offering) during such period unless it has provided sixty (60) days’ prior written notice of such sale or distribution to the managing underwriter.

Section 14.            Suspension of Sales. Each Selling Holder participating in a registration agrees that, upon receipt of notice from the Corporation pursuant to Section 2(e), 4(b) or 7(f), as applicable, such Selling Holder will discontinue disposition of its Registrable Securities pursuant to such registration statement until receipt of the copies of the supplemented or amended prospectus contemplated by Section 2(e), 4(b) or 7(f), as applicable, or until advised in writing by the Corporation that the use of the prospectus may be resumed, as the case may be, and, if so directed by the Corporation, such Selling Holder will deliver to the Corporation (at the Corporation’s expense) all copies, other than permanent file copies then in such Selling Holder’s possession, of the prospectus covering such Registrable Securities which are current at the time of the receipt of the notice of the event described in Section 2(e), 4(b) or 7(f), as applicable.

Section 15.             Additional Parties; Joinder. Subject to the prior written consent of each Holder, the Corporation may make any Person who acquires Class A Common Stock or rights to acquire Class A Common Stock from the Corporation after the date hereof (including without limitation any Person who acquires Class B Common Stock that is convertible into Class A Common Stock or acquires Units) a party to this Agreement (each such Person, an “Additional Holder”) and to succeed to all of the rights and obligations of a Holder under this Agreement by obtaining an executed joinder to this Agreement from such Additional Holder in the form of Exhibit A attached hereto (a “Joinder”). Upon the execution and delivery of a Joinder by such Additional Holder, the Class A Common Stock (or shares of Class A Common Stock issuable upon the conversion of shares of Class B Common Stock) of the Corporation acquired by such Additional Holder or issuable upon redemption or exchange of Units acquired by such Additional Holder (the “Acquired Common”) shall be Registrable Securities to the extent provided herein, such Additional Holder shall be a Holder under this Agreement with respect to the Acquired Common, and the Corporation shall add such Additional Holder’s name and address to the Schedule of Holders and circulate such information to the parties to this Agreement.

Section 16.            Transfer of Registrable Securities. No assignment or transfer of any Holder’s rights, duties and obligations hereunder shall be binding upon or obligate the Corporation, and no Permitted Transferee shall be deemed a Holder hereunder, unless and until the Corporation shall have received a Joinder, duly executed by such Permitted Transferee, agreeing to be bound by the terms of this Agreement. Any transfer or attempted transfer of any Holder’s rights, duties and obligations hereunder in violation of any provision of this Agreement shall be void, and the Corporation, in its sole discretion, may refuse to acknowledge or sign any Joinder entered into in violation of any provision of this Agreement.

Section 17.             MNPI Provisions.

(a)             Each Holder acknowledges that the provisions of this Agreement that require communications by the Corporation or other Holders to such Holder may result in such Holder and its Representatives acquiring MNPI (which may include, solely by way of illustration, the fact that an offering of Corporation Securities is pending or the number of Corporation Securities to be offered by, or the identity of, the Selling Holders).

(b)             Each Holder agrees that it will maintain the confidentiality of such MNPI and, to the extent such Holder is not a natural person, such confidential treatment shall be in accordance with procedures adopted by it in good faith to protect confidential information of third parties delivered to such Holder (“Policies”); provided that a holder may deliver or disclose MNPI to (i) its directors, officers, employees, agents, attorneys, members, affiliates and financial and other advisors (collectively, the “Representatives”), but solely to the extent such disclosure reasonably relates to its evaluation of exercise of its rights under this Agreement and the sale of any Registrable Securities in connection with the subject of the notice, (ii) any federal or state regulatory authority having jurisdiction over such Holder, (iii) any Person if necessary to effect compliance with any law, rule, regulation or order applicable to such Holder, (iv) in response to any subpoena or other legal process, or (v) in connection with any litigation to which such Holder is a party; provided further, that in the case of clause (i), the recipients of such MNPI are subject to the Policies or agree to hold confidential the MNPI in a manner substantially consistent with the terms of this Section 17 and that in the case of clauses (ii) through (v), such disclosure is required by law and such Holder shall promptly notify the Corporation of such disclosure to the extent such Holder is legally permitted to give such notice.

(c)             Each Holder shall have the right, at any time and from time to time (including after receiving information regarding any potential Public Offering), to elect to not receive any notice that the Corporation or any other Holders otherwise are required to deliver pursuant to this Agreement by delivering to the Corporation a written statement signed by such Holder that it does not want to receive any notices hereunder (an “Opt-Out Request”); in which case and notwithstanding anything to the contrary in this Agreement the Corporation and other Holders shall not be required to, and shall not, deliver any notice or other information required to be provided to Holders hereunder to the extent that the Corporation or such other Holders reasonably expect would result in a Holder acquiring MNPI. An Opt-Out Request may state a date on which it expires or, if no such date is specified, shall remain in effect indefinitely. A Holder who previously has given the Corporation an Opt-Out Request may revoke such request at any time, and there shall be no limit on the ability of a Holder to issue and revoke subsequent Opt-Out Requests; provided that each Holder shall use commercially reasonable efforts to minimize the administrative burden on the Corporation arising in connection with any such Opt-Out Requests.

Section 18.             General Provisions.

(a)             Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended, modified, terminated or waived only with the prior written consent of the Corporation and each of the Demand Eligible Holders; provided that no such amendment, modification, termination or waiver that would materially and adversely affect a Holder in a manner materially different than any other Holder (provided that the accession by Additional Holders to this Agreement pursuant to Section 18 shall not be deemed to adversely affect any Holder), shall be effective against such Holder without the consent of such Holder that is materially and adversely affected thereby. The failure or delay of any Person to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such Person thereafter to enforce each and every provision of this Agreement in accordance with its terms. A waiver or consent to or of any breach or default by any Person in the performance by that Person of his, her or its obligations under this Agreement shall not be deemed to be a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person under this Agreement.

(b)             Remedies. The parties to this Agreement shall be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that a breach of this Agreement would cause irreparable harm and money damages would not be an adequate remedy for any such breach and that, in addition to any other rights and remedies existing hereunder, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

(c)             Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited, invalid, illegal or unenforceable in any respect under any applicable law or regulation in any jurisdiction, such prohibition, invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such prohibited, invalid, illegal or unenforceable provision had never been contained herein.

(d)             Entire Agreement. Except as otherwise provided herein, this Agreement contains the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties hereto, written or oral, which may have related to the subject matter hereof in any way.

(e)             Successors and Assigns. This Agreement shall bind and inure to the benefit and be enforceable by the Corporation and its successors and assigns and the Holders and their respective successors and assigns (whether so expressed or not). In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of Holders are also for the benefit of, and enforceable by, any subsequent or successor Holder.

(f)              Notices. Any notice, demand or other communication to be given under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) when delivered personally to the recipient, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient but, if not, then on the next Business Day, (iii) one Business Day after it is sent to the recipient by reputable overnight courier service (charges prepaid) or (iv) three Business Days after it is mailed to the recipient by first class mail, return receipt requested. Such notices, demands and other communications shall be sent to the Corporation at the address specified below and to any party subject to this Agreement at such address as indicated on the Schedule of Holders, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Any party may change such party’s address for receipt of notice by providing prior written notice of the change to the sending party as provided herein. The Corporation’s address is:

Authentic Brands Group Inc.
1411 Broadway, 21st Floor

New York, New York 10018
Attn: General Counsel (jdubiner@authenticbrands.com)

Facsimile: (212) 760-2419

With a copy to:

Latham & Watkins LLP
1271 Avenue of the Americas
New York, New York 10020
Attn:

Howard A. Sobel, Esq. (Howard.Sobel@lw.com)

Gregory P. Rodgers, Esq. (Greg.Rodgers@lw.com)

Paul F. Kukish, Esq. (Paul.Kukish@lw.com)

Ryan K. deFord, Esq. (Ryan.deFord@lw.com)

Facsimile: (212) 751-4864

or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

(g)             Business Days. If any time period for giving notice or taking action hereunder expires on a day that is not a Business Day, the time period shall automatically be extended to the immediately following Business Day.

(h)             Governing Law. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights of the Corporation and its stockholders. All other issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

(i)              MUTUAL WAIVER OF JURY TRIAL. AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.

(j)              CONSENT TO JURISDICTION AND SERVICE OF PROCESS. EACH OF THE PARTIES IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE CITY AND COUNTY OF NEW YORK BOROUGH OF MANHATTAN, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PARTY’S RESPECTIVE ADDRESS SET FORTH ABOVE SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION IN THIS PARAGRAPH. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT, ANY RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE, AND HEREBY AND THEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(k)             No Recourse. Notwithstanding anything to the contrary in this Agreement, the Corporation and each Holder agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement, shall be had against any current or future director, officer, employee, general or limited partner or member of any Holder or of any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of any Holder or any current or future member of any Holder or any current or future director, officer, employee, partner or member of any Holder or of any Affiliate or assignee thereof, as such for any obligation of any Holder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

(l)              Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation.

(m)            No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

(n)             Counterparts. This Agreement may be executed in multiple counterparts, any one of which need not contain the signature of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

(o)             Electronic Delivery. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent executed and delivered by means of a photographic, photostatic, facsimile or similar reproduction of such signed writing using a facsimile machine or electronic mail shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

(p)             Further Assurances. In connection with this Agreement and the transactions contemplated hereby, each Holder shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and the transactions contemplated hereby.

(q)             No Inconsistent Agreements. The Corporation shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders in this Agreement.

(r)              Termination. This Agreement shall terminate with respect to any Holder on the date such Holder ceases to hold any Registrable Securities; provided that Section 9 shall survive such termination and remain in full force and effect.

* * * * *

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

AUTHENTIC BRANDS GROUP INC.

By:
Name:	Jamie Salter
Title:	Chief Executive Officer

[Signature Page to Registration Rights Agreement]

GREEN EQUITY INVESTORS CF, L.P.

By:	GEI Capital CF, LLC, its general partner

By:
Name:
Title:

GEI VIII ABG AGGREGATOR LLC

By:	Peridot Coinvest Manager LLC

By:
Name:
Title:

LGP LICENSE LLC

By:
Name:
Title:

LGP LICENSE II LLC

By:	LGP License Manager LLC, its managing member
By:	GEI Capital V, LLC, its managing member

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

SALTER HOLDINGS LLC

By:	Jamie Salter, its managing member

By:
Name:
Title:

JAMIE SALTER

NICHOLAS WOODHOUSE

COREY SALTER

CLARKE 2008 FAMILY TRUST

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

PLC14221, LLC

By:
Name:
Title:

JAY DUBINER

NATASHA FISHMAN

MARTIN JEFFREY BRANMAN

MARTIN JEFFREY BRANMAN IRREVOCABLE TRUST FOR MATTHEW BRANMAN

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

MARC ROSEN

ADAM KRONENGOLD

JARROD WEBER

LION/SIMBA HOLDINGS, INC.

By:
Name:
Title:

GENERAL ATLANTIC (AB) COLLECTIONS, L.P.

By:	General Atlantic (SPV) GP, LLC, its general partner
By:	General Atlantic LLC, its sole member

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

BL ORION III (A) LP

By:	BL Orion III (GenPar), LLC, its general partner

By:	BlackRock Financial Management, Inc., its sole member

By:
Name:
Title:

BL LEPUS LP

By:	BL Lepus GenPar LLC, its general partner
By:	BlackRock Financial Management, Inc., its sole member

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

JASPER RIDGE DIVERSIFIED, L.P.

By:	Jasper Ridge Diversified Genpar, L.P., its general partner
By:	Jasper Ridge Diversified MGP, LLC, its general partner

By:
Name:
Title:

TERREBONNE INVESTMENTS, L.P.

By:	Terrebonne Management, L.P., its general partner
By:	Terrebonne MGP, L.L.C., its general partner

By:
Name:
Title:

JRP PROFESSIONALS SPV, L.P. SERIES M (ABG)

By:	JRP Professionals SPV MGP, LLC, its general partner

By:
Name:
Title:

JRP ABG AGGREGATOR, L.P.
By:	JRP Genpar, Inc., its general partner

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

JRP ABG INVESTORS, L.P.

By:	Jasper Ridge Genpar Holdings, LLC, its general partner

By:
Name:
Title:

SPG-ABG INVESTOR, LLC

By:
Name:
Title:

SIMON BLACKJACK IPCO HOLDINGS, LLC

By:
Name:
Title:

SIMON BLACKJACK CONSOLIDATED HOLDINGS LLC

By:	Simon Services, Inc., its manager

By:
Name:
Title:

SIMON BB IPCO HOLDINGS, LLC

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

SIMON STRATEGIC SERVICES, LLC

By:
Name:
Title:

BPY US ABG 2 LLC

By:
Name:
Title:

BPY BERMUDA ABG 2 LLC

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

SCHEDULE OF HOLDERS

Holder	Holder Affiliation
Green Equity Investors CF, L.P.	LGP Holder
GEI VIII ABG Aggregator LLC	LGP Holder
LGP License LLC	LGP Holder
LGP License II LLC	LGP Holder
Salter Holdings LLC	Management Holder
Jamie Salter	Management Holder
Nicholas Woodhouse	Management Holder
Corey Salter	Management Holder
Clarke 2008 Family Trust	Management Holder
PLC14221, LLC	Management Holder
Jay Dubiner	Management Holder
Natasha Fishman	Management Holder
Martin Jeffrey Branman	Management Holder
Martin Jeffrey Branman irrevocable Trust for Matthew Branman	Management Holder
Marc Rosen	Management Holder
Adam Kronengold	Management Holder
Jarrod Weber	Management Holder
Lion/Simba Holdings, Inc.	Lion Holder
General Atlantic (AB) Collections, L.P.	GA Holder
BL Orion III (A) LP	LTPC Holder
BL Lepus LP	LTPC Holder
Jasper Ridge Diversified, L.P.	Jasper Holder
Terrebonne Investments, L.P.	Jasper Holder
JRP Professionals SPV, L.P. Series M (ABG)	Jasper Holder
JRP ABG Aggregator, L.P.	Jasper Holder
JRP ABG Investors, L.P.	Jasper Holder
SPG-ABG Investor, LLC	Simon Holder
Simon Blackjack IpCo Holdings, LLC	Simon Holder
Simon Blackjack Consolidated Holdings LLC	Simon Holder
Simon BB IpCo Holdings, LLC	Simon Holder
Simon Strategic Services, LLC	Simon Holder
BPY US ABG 2 LLC	Brookfield Holder
BPY Bermuda ABG 2 LLC	Brookfield Holder

EXHIBIT A

REGISTRATION RIGHTS AGREEMENT JOINDER

The undersigned is executing and delivering this Joinder pursuant to the Registration Rights Agreement dated as of _____________, 2021 (as the same may hereafter be amended, the “Registration Rights Agreement”), among Authentic Brands Group Inc., a Delaware corporation (the “Corporation”), and the other person named as parties therein.

By executing and delivering this Joinder to the Corporation, and upon acceptance hereof by the Corporation upon the execution of a counterpart hereof, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Rights Agreement as a Holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement, and the undersigned’s shares of Class A Common Stock shall be included as Registrable Securities under the Registration Rights Agreement to the extent provided therein. The Corporation is directed to add the address below the undersigned’s signature on this Joinder to the Schedule of Holders attached to the Registration Rights Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the day of _______________, 20__.

Signature of Stockholder

Print Name of Stockholder
Its:

Address:

Agreed and Accepted as of _______________, 20__

Authentic Brands Group Inc.

By:
Name:
Its: